SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

Non-Invasive Monitoring Systems, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

0-13176	59-2007840
(Commission File Number)	(I.R.S. Employer Identification No.)

1666 Kennedy Causeway Avenue, Suite 308 North Bay Village Florida	33141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 861-0075

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 5, 2006, Jewett, Schwartz, & Associates (the “Former Accountant”) was dismissed as the Company’s accountant. The Company has engaged Eisner, LLP as its principal accountants effective September 5, 2006. The decision to change accountants was approved by the Company’s board of directors. The Company did not consult with Eisner, LLP on any matters prior to retaining such firm as its principal accountants.

From the time that the Former Accountant was engaged on January 21, 2003 to the present, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B.

The Former Accountant issued the audit report for the Registrant’s financial statements for years ended July 31, 2003, July 31, 2004 and July 31, 2005. These reports did not contain an adverse opinion or a disclaimer of opinion. During this period and the subsequent interim period prior to the resignation of the Former Auditor, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the Former Auditor’s satisfaction would have caused the Former Auditor to make reference to this subject matter of the disagreements in connection with the Former Auditor’s report, nor did the Former Accountant advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that, although the Company was satisfied with Jewett, Schwartz, & Associates, a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Jewett, Schwartz, & Associates was approved by the Registrant’s Board of Directors.

On September 6, 2006, the Company provided the Former Accountant with its disclosures in this Form 8-K disclosing the resignation of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 16.1 Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NON-INVASIVE MONITORING SYSTEMS, INC.

Dated: September 6, 2006	/s/ Gary W. Macleod
Gary W. Macleod
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter regarding change in certifying accountant.